KILOWATTHOURS
CUBIC FEET

UIL HOLDINGS CORPORATION

Acquisition of Philadelphia Gas Works Operations Investor Presentation March 3, 2014 Exhibit 99.2

Note To Investors

Visit our website at www.UIL.com
James Torgerson
President and Chief Executive Officer
Richard Nicholas
Executive Vice President and Chief Financial Officer
Certain statements contained herein, regarding matters that are not historical facts, are forward-looking statements (as defined in the
Private Securities Litigation Reform Act of 1995). These include statements regarding management’s intentions, plans, beliefs, expectations or forecasts for the future. Such forward-looking statements are based on UIL Holdings’ expectations and involve risks and uncertainties; consequently, actual results may differ materially from those expressed or implied in the statements. Such risks and uncertainties include, but are not limited to, general economic conditions, conditions in the debt and equity markets (particularly as they affect the terms on which UIL Holdings and its subsidiaries can issue equity securities and incur borrowings in connection with the acquisition of the PGW Operations), legislative and regulatory changes, changes in demand for electricity, gas and other products and services, unanticipated weather conditions, changes in accounting principles, policies or guidelines, and other economic, competitive, governmental, and technological factors affecting the operations, markets, products and services of UIL Holdings’
subsidiaries, The United Illuminating Company, The Southern Connecticut Gas Company, Connecticut Natural Gas Corporation
and The Berkshire Gas Company as well as the PGW Operations (including UIL Holdings’ ability to complete the announced acquisition of those operations and achieve related financial, operational and other benefits). The foregoing and other factors are discussed and should be reviewed in our most recent Annual Report on Form 10-K and other subsequent filings with the Securities and Exchange Commission. Forward-looking statements included herein speak only as of the date hereof and we undertake no obligation to revise or update such statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events or circumstances.

Transaction Details

Description
Acquisition of assets and certain liabilities of Philadelphia Gas Works (“PGW
Operations”)
Purchase
Price
Financing
Plan
Selected
Approvals &
Timing
Philadelphia City Council (Late Spring / Summer 2014)
Pennsylvania Public Utility Commission (Q1 2015)
No shareowner vote required
Expected closing by Q1 2015
Total consideration of $1.86 billion; PGW Operations acquired on a cash-free and debt-free basis
UIL intends to issue long-term debt and equity in amounts consistent with maintaining investment grade credit ratings to permanently fund the transaction at close
UIL has secured a $1.90 billion fully committed facility to support the transaction

Compelling Opportunity
Builds on core strategy of owning regulated businesses with opportunity to invest in growth
» UIL has proven experience integrating, operating, and managing regulated distribution systems with similar demographics
» Opportunities for infrastructure investment
» Provides regulatory diversification
Immediate cash flow accretion; initially earnings neutral, long-term earnings accretion
Significantly increases exposure to natural gas
» More than doubles UIL’s gas customer base
» Proximity to abundant regional supply (Marcellus & Utica)
Ability to unlock full potential of PGW Operations under traditional utility model
» Opportunity to accelerate needed infrastructure investments
» Potential growth opportunities related to LNG operations
Increased scale strengthens business profile and improved profitability
» Leverage business expertise, processes and IT infrastructure
» Increased financial flexibility and access to capital markets
» Maintains UIL investment-grade rating

Gas storage facilities
Natural gas processing plants
LNG facilities
Natural gas pipelines
Marcellus
Proposed LNG export facilities
Philadelphia

Somerton
Ivy Hill
O-34
Ashmead
Montgomery Ave. Complex
Richmond Station
Richmond Plant
Passyunk Plant
O-30
O-60
Whitman
PGW Main Office
PGW Meter + Regulation Stations
PGW Plants

Philadelphia Gas Works Overview
Founded in February 1836, came under City ownership in 1841
Since December 1972, has been operated and managed by the Philadelphia Facilities Management Corporation, a
City-created and controlled not-for-profit corporation
Nation’s largest municipally-owned gas utility; manages a distribution system of approximately 6,000 miles of gas mains and service pipes
Serves the entire 129 square mile area contained within the boundaries of Philadelphia and is the distributor and principal supplier of natural gas in the City
Approximately 500,000 customers
Rates and charges are regulated by the Public Utility Commission of the Commonwealth of Pennsylvania
Owns two LNG facilities, one at the Richmond Plant and one at the Passyunk Plant

PWG Positioning & Service Area PGW Operations Service Area Detail & Infrastructure
See Insert
City Detail

Committed to Building Stronger PGW
Operations
UIL brings a proven operating track record to Philadelphia
» Well known for investing in its local distribution companies to enhance system reliability
» Leverages best practices across its utilities to deliver superior customer service
» Committed to energy efficiency programs, environmental stewardship and safety
» Edison Electric Institute award winner: Emergency Response Award for restoration (2011 & 2012)
and Emergency Response Award for assistance (2012)
Dedicated to serving PGW Operations’ customers
» Natural gas base rate freeze through 2017
» PGW Operations’ headquarters will remain in Philadelphia
» UIL dual corporate headquarters (New Haven and Philadelphia)
» No planned changes to six Customer Service Centers locations in Philadelphia
» Potential to accelerate ongoing gas main replacement project
A strong, local employer
» Honoring existing PGW Operations collective bargaining agreement
» Offering employment to all existing PGW employees
A valued corporate partner
» Increase PGW Operations’ level of community support
» Preserve local assistance programs available to customers requiring additional support

UI
SCG
CNG
BG
PGW
16%
14%
3%
26%
41%
13%
11%
44%
3%
29%

Combined Business Overview

CT
MA
NY
RI
NJ
PA
NH
Pro Forma Service Territory
(1)
Pro Forma Statistics
Customers Net PP&E
(1) UIL Holdings Corporation subsidiary-level net PP&E as of
9/30/2013 and PGW Operations net PP&E as of 8/31/2013.
Map Legend
Current Customers
Net PP&E
(1)
317,000 $1,744 MM
188,000 $521 MM
169,000 $451 MM
39,000 $126 MM
500,000 $1,155 MM
Total:
1,213,000 $3,997 MM

Gas
39%
Electric
61%

Gas
56%
Electric
44%

Electric
Customers
26%
Gas
Customers
74%

Experienced LDC Operator
UIL has experience operating and managing regulated distribution systems with similar demographics
Pennsylvania currently the nation’s third largest natural gas producer, behind Texas and Louisiana
Supports favorable supply dynamics for natural gas distributors and lower cost base
LNG emerging as an alternative to fuel oil/diesel for oil & gas, marine, mining and rail industries
~1.2 million customers

(1) “Asset Base” defined as net PP&E.
Pro Forma Customer Mix
Pro Forma Asset Base: Gas vs. Electric
(1)
Status Quo Asset Base Pro Forma Asset Base
Development of the Marcellus and Utica shales has fueled rapid growth in Pennsylvania gas production
PGW Operations expected to increase UIL pro forma consolidated gas LDC asset base to approximately 56%, vs. 39% currently
UIL has demonstrated success in integrating gas LDC operations

Financial Considerations
Immediate operating and free cash flow accretion
Long-term EPS accretion
Initially earnings neutral and long-term earnings accretive to UIL
Target efficiencies from combining existing systems, improved capital allocation, scale benefits related to fuel costs and/or other products and services
UIL Holdings currently has an undrawn $400 MM committed, credit agreement that extends to
November 30, 2016
Expect to replace existing credit agreement with new, larger 5-year facility upon transaction close
Ability to meet the existing liquidity needs of the Company as well as incremental liquidity requirements of the PGW Operations
Moody's recently upgraded UIL Holdings and subsidiaries by one notch; outlooks are stable
UIL to Baa2 from Baa3
UI to Baa1 from Baa2
CNG to A3 from Baa1
SCG to Baa1 from Baa2
BGC to Baa1 from Baa2

Substantial Transaction Benefits
Growth
Opportunities
Opportunities under UIL platform to drive long-term growth through infrastructure investments
Diversification
Increased operational diversification improves business profile and profitability
LDC Platform
Leverage business expertise, processes and IT / back-office infrastructure
Regulatory
Improves regulatory diversification
Attractive
Financial Profile
Increases financial flexibility and scale while maintaining an investment-
grade credit rating

Questions